SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 22, 2008
INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)
Registrant’s telephone number,
including area code:
(616) 527-9450
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulations FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Press Release
Supplemental Data
Presentation

Item 2.02. Results of Operations and Financial Condition
On July 22, 2008, Independent Bank Corporation issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1. Attached Exhibit 99.2 contains supplemental data to that press release.
The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulations FD Disclosure
Attached as Exhibit 99.3 is a slide presentation associated with the second quarter 2008 conference call to be conducted beginning at 10:00 a.m. ET on Wednesday, July 23, 2008. See the press release attached as Exhibit 99.1 to this Current Report on Form 8-K for information about participating in the conference call.
Item 9.01. Financial Statements and Exhibits
Exhibits.
99.1	Press release dated July 22, 2008.

99.2	Supplemental data to the Registrant’s press release dated July 22, 2008.

99.3	Slide presentation dated July 22, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION (Registrant)
Date July 22, 2008	By	/s/ Robert N. Shuster
Robert N. Shuster, Principal Financial Officer

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